UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2025, Adtran Networks SE (“Adtran Networks”), a majority-owned subsidiary of ADTRAN Holdings, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its employment agreement with Christoph Glingener, the Company’s Chief Technology Officer (“CTO”) and the CTO and a member of the management board of Adtran Networks. The Amendment extends the term of Mr. Glingener’s employment agreement through December 31, 2026. In addition, the Amendment increases Mr. Glingener’s annual base salary to €400,000, beginning on October 1, 2025. The Amendment further provides that Mr. Glingener will continue to be eligible to receive an annual grant of an incentive cash bonus award tied to the Company’s total revenue and adjusted earnings before interest and taxes, with the targeted size of the grant to equal 60% of Mr. Glingener’s base salary. Additionally, Mr. Glingener remains eligible to receive annual grants of time-based restricted stock units (“RSUs”) and performance stock units based on the Company’s relative total shareholder return compared to the Nasdaq Telecommunications Index (the “market-based PSUs”), with the targeted size of the annual RSU grant and market-based PSU grant to equal 40% of Mr. Glingener’s base salary. The Amendment also reflects the prior grant to Mr. Glingener on May 24, 2023 of performance-based PSU awards based on the Company’s Adjusted EBIT over a performance period beginning on the date of grant and ending on December 31, 2025 (the “three-year performance-based PSUs”). The terms of the RSUs, the market-based PSUs, and the three-year performance-based PSUs are described in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission on June 6, 2025. Finally, the Amendment provides that Mr. Glingener’s total annual remuneration remains capped at €2,800,000.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Twentieth Amendment to Employment Agreement, dated December 9, 2025, by and between Adtran Networks SE and Christoph Glingener
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	December 11, 2025	By:	/s/ Timothy Santo
Timothy Santo Senior Vice President and Chief Financial Officer